SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 15
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                        AIM INVESTMENT SECURITIES FUNDS
                     (INVESCO INVESTMENT SECURITIES FUNDS)


          This Amendment No. 15 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust") amends, effective December 1, 2011, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to remove the following series portfolios: Invesco Core Bond Fund, Invesco Income Fund, Invesco Core Plus Fixed Income Fund, Invesco Van Kampen Government Securities Fund, Invesco Van Kampen High Yield Fund and Invesco Van Kampen Limited Duration Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 1, 2011.

                                   By: /s/   John M. Zerr
                                       -------------------------------
                                       Name: John M. Zerr
                                       Title:Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                               CLASSES OF EACH PORTFOLIO
---------                               -------------------------
Invesco Dynamics Fund                  Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class R Shares
                                       Class Y Shares
                                       Institutional Class Shares
                                       Investor Class Shares

Invesco Global Real Estate Fund        Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class R Shares
                                       Class Y Shares
                                       Institutional Class Shares

Invesco High Yield Fund                Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class Y Shares
                                       Institutional Class Shares
                                       Investor Class Shares

Invesco High Yield Securities Fund     Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class Y Shares

Invesco Limited Maturity Treasury Fund Class A Shares
                                       Class A2 Shares
                                       Class Y Shares
                                       Institutional Class Shares

                                       Class A5 Shares
Invesco Money Market Fund              Class B Shares
                                       Class B5 Shares
                                       Class C Shares
                                       Class C5 Shares
                                       Class R Shares
                                       Class Y Shares
                                       AIM Cash Reserve Shares
                                       Institutional Class Shares
                                       Investor Class Shares

PORTFOLIO                               CLASSES OF EACH PORTFOLIO
---------                               -------------------------
Invesco Municipal Bond Fund            Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class Y Shares
                                       Investor Class Shares

Invesco Real Estate Fund               Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class R Shares
                                       Class Y Shares
                                       Institutional Class Shares
                                       Investor Class Shares

Invesco Short Term Bond Fund           Class A Shares
                                       Class C Shares
                                       Class R Shares
                                       Class Y Shares
                                       Institutional Class Shares

                                       Class A Shares
Invesco U.S. Government Fund           Class B Shares
                                       Class C Shares
                                       Class R Shares
                                       Class Y Shares
                                       Institutional Class Shares
                                       Investor Class Shares

Invesco Van Kampen Corporate Bond Fund Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class R Shares
                                       Class Y Shares
                                       Institutional Class Shares"